EXHIBIT 32.1

VIKING ENERGY GROUP, INC.

Certification Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Viking Energy Group, Inc. (the Company) on Form 10-Q for the quarterly period ended September 30, 2019, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, James Doris, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 11, 2019	By:	/s/ James Doris
James Doris
Principal Executive Officer